Exhibit 10.22

AMENDMENT NUMBER TWO TO SUBLICENSE
AGREEMENT

This Amendment Number Two, effective as of February 17, 2016 (the "Effective Date") is by and between BioTime, Inc. having an address at 1010 Atlantic Avenue, Suite 102, Alameda, CA 94501 ("Licensor") and Jade Therapeutics, Inc. having an address at 675 Arapeen Drive, Suite 302, Salt Lake City, UT 84108 ("Licensee") (collectively referred to as the "Parties"). Capitalized terms shall have their meaning as provided in the Agreement as Amended (as defined below) unless otherwise indicated herein.

RECITALS

WHEREAS, Licensor and Licensee previously entered into a sublicense agreement on September 12, 2013 (the "Agreement");

WHEREAS, Licensor and Licensee amended the Agreement by Amendment Number One as of September 18, 2015 ("Amendment Number One", and together with the Agreement, the "AA"); and

WHEREAS, Licensor and Licensee desire to amend the AA to add provisions for performance of a QMS (Quality Management System) as provided in this Amendment Number Two (the "Amendment Number Two");

NOW THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, the Parties hereby agree as follows:

AMENDMENT NUMBER TWO

1.	Section 5.1 (b) of the Agreement is hereby amended by adding subsection (iv) as follows:

(iv)       build the QMS and Implement described in the attached Exhibit A, to be implemented, adopted and operative by December 31, 2016. Licensee will file with Licensor a progress report about the build of the QMS and Implementation on or before June 30, 2016 and November 30, 2016.

2.	Ratification of the AA: Except as provided herein or as may be required to effectuate the intent of the parties with respect to this Amendment Number Two, the Parties hereby reaffirm and ratify the terms of the AA in their entirety and no other change in the AA is made hereby.

3.	Entire Understanding. This Amendment Number Two constitutes the entire understanding between the Parties with respect to the subject matter hereof, and any modification of this Amendment shall be in writing and shall be signed by a duly authorized representative of each party.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date first written above.

JADE THERAPEUTICS, INC.	BIOTIME, INC.

By:	/s/ Barbara Wirostko, MD	By:	/s/ Aditya P. Mohanty
Name:	Barbara Wirostko, MD	Name:	Aditya P. Mohanty
Title:	Co-Founder and CMO	Title:	Co-CEO